UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2026

_______________________________

ASPEN AEROGELS, INC.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-36481	04-3559972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Forbes Road, Building B Northborough, Massachusetts	01532
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (508) 691-1111

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASPN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2026, the Board of Directors of Aspen Aerogels, Inc. (the “Company”) designated Grant Thoele as the Company’s principal accounting officer, effective immediately, in addition to his current roles as the Company’s Chief Financial Officer, Treasurer and principal financial officer. Mr. Thoele assumed the responsibilities of principal accounting officer from Santhosh P. Daniel, who was serving as the Company’s Chief Accounting Officer and principal accounting officer.

Mr. Thoele’s biographical information is included under the heading “Management and Corporate Governance—Information about our Executive Officers” in the Company’s Definitive Proxy Statement for its 2026 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 27, 2026 and incorporated herein by reference. There is no arrangement or understanding between Mr. Thoele or any other person pursuant to which he was selected as an officer of the Company, and there are no family relationships between Mr. Thoele and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Mr. Thoele has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

On May 12, 2026, in recognition of Mr. Thoele’s contributions to the Company, the Compensation and Leadership Development Committee of the Company’s Board of Directors approved an increase in Mr. Thoele’s annual base salary to $425,000, effective as of April 1, 2026. Mr. Thoele’s target bonus opportunity for 2026 remains unchanged at 60% of his annual base salary.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2026, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) via live audio webcast on the Internet. Of the 82,825,603 shares of common stock issued and outstanding and eligible to vote as of the record date of March 16, 2026, a quorum of 70,437,282 shares, or 85.04% of the eligible shares, was present at the meeting or represented by proxy.

The following actions were taken at the Annual Meeting:

1.	The following nominees were elected to serve on the Board of Directors as Class III directors until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven R. Mitchell	51,612,245	6,156,904	12,668,133
Donald R. Young	52,236,066	5,533,083	12,668,133

After the Annual Meeting, Cari Robinson and James E. Sweetnam continue to serve as Class I directors until the 2027 annual meeting of stockholders and Kathleen M. Kool and William P. Noglows continue to serve as Class II directors until the 2028 annual meeting of stockholders.

2.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, based on the following votes:

For	Against	Abstain	Broker Non-Votes
69,845,522	571,148	20,612	-

3.	The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, based on the following votes:

For	Against	Abstain	Broker Non-Votes
49,538,581	7,344,203	886,365	12,668,133

4.	The Company’s stockholders approved, on a non-binding, advisory basis, a one-year frequency of holding an advisory vote on the compensation of the named executive officers, based on the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
56,316,979	34,117	1,316,984	101,069	12,668,133

In light of the voting results concerning the frequency of future stockholder advisory votes on executive compensation that were delivered at the Company’s Annual Meeting, the Company’s Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation until the next required vote on the frequency of stockholder votes on executive compensation. The Company is required to hold votes on frequency every six years.

5.	The Company’s stockholders approved, on a non-binding, advisory basis, a proposal regarding the future declassification of the Board of Directors, based on the following votes:

For	Against	Abstain	Broker Non-Votes
57,012,251	665,791	91,107	12,668,133

Item 7.01. Regulation FD Disclosure.

On May 14, 2026, the Company issued a press release providing an update on the initiation of the staged restart of its manufacturing facility in East Providence, Rhode Island. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include, but are not limited to, statements regarding the Company’s belief that it will ramp up production following the restart of operations at its manufacturing facility in East Providence, Rhode Island; the Company’s expectations regarding its ability to restore the East Providence manufacturing facility to its full capabilities and the time it will take to do so; the Company’s ongoing investigation of the incident at the manufacturing facility; the Company’s leveraging of the capacity of its external manufacturing partner to help support customer demand; and the potential impacts of the incident on the Company’s business, operations and financial performance. These statements are based on the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including the Company’s ability to resume operations at the facility; the Company’s ability to manufacture the full array of its products at the facility and to meet expected customer demand; the Company’s ability to mitigate any potential impacts on the Company’s business, operations and financial performance; as well as the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Aspen Aerogels, Inc. on May 14, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN AEROGELS, INC.

Date: May 18, 2026	By:	/s/ Grant Thoele
	Name:	Grant Thoele
	Title:	Chief Financial Officer and Treasurer